EXHIBIT 10.24

             FORM OF AMENDMENT TO THE CHANGE OF CONTROL AGREEMENTS

                              WITH SENIOR OFFICERS


     AMENDMENT, dated as of December 9, 1997 ("this Amendment"), to the Employment Agreement, dated as of July 25, 1996 (the "Change of Control Employment Agreement"), by and between American Stores Company, a Delaware
corporation (the "Company"), and                   (the "Executive").

     WHEREAS, the parties hereto desire to amend the Change of Control Employment Agreement;

     NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     1. Section 12 (f) of the Change of Control Employment Agreement is hereby amended to read as follows:

 "(f) Prior to the Effective Date, the Executive's employment shall be governed by the agreement between the parties dated November 1, 1994, as amended (the "Prior Agreement"). From and after the Effective Date this Agreement shall upersede any other agreement between the parties with respect to the subject matter hereof, including, without limitation, the Prior Agreement; provided, however, that the provisions of Section VI-B of the Prior Agreement shall remain in full force and effect."

     2. This Amendment shall be governed by and construed in accordance with the laws of Delaware, without reference to principles of conflicts of law.

     3. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment as of the date first above written.


AMERICAN STORES COMPANY                                    EXECUTIVE

      BY:

      Name:  Victor L. Lund
      Title: Chairman and Chief Executive Officer


Schedule to Exhibit 10.24
The Company entered into a Second Amendment to Employment Agreement in the preceding form with each of the following senior officers:

Kent T. Anderson
Teresa Beck
James R. Clark
D. B. Holt
James C. Horn
David L. Maher
Stephen L. Mannschreck
Kathleen E. McDermott
Francis J. Raucci
Martin A. Scholtens
Arlyn E. White
Roger D. Wilhelm